UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2021

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39868 (Commission File Number)	83-1463958 (I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL (Address of principal executive offices)	33137 (Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

A.	On January 25, 2021, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into an Amendment (the “Amendment”) to the Le Mans Esports Series Ltd Joint Venture Agreement with Automobile Club de l’Ouest, a company registered in France (“ACO”). Pursuant to the Amendment, the Company increased its ownership share in Le Mans Esports Series Ltd, the Company’s joint venture with ACO (the “Joint Venture”), from 45% to 51%, with the Company now holding a majority ownership share and ACO 49% minority ownership share in the Joint Venture.

Pursuant to the Amendment, the parties expanded the primary objective and purpose of the Joint Venture to include the creation, development, and publishing of video games based on the FIA World Endurance Championship and the 24 Hours of Le Mans, in addition to the carrying on, promotion, and running of an electronic sports events business replicating races of the FIA World Endurance Championship and the 24 Hours of Le Mans on an electronic gaming platform.

Pursuant to the Amendment, if the board of directors of the Joint Venture determines that the Joint Venture’s working capital requirements for the development of future games exceeds the Joint Venture’s resources, the Company will be obligated to contribute such additional funding to the Joint Venture as a loan (which loan shall bear no interest). Such loans(s) to be repaid when such additional funding is no longer required by the Joint Venture, as determined by the board of directors of the Joint Venture, such repayment to occur prior to the Joint Venture’s distribution of any of its profits to the shareholders of the Joint Venture.

Further, pursuant to the Amendment, Motorsport Games has a right to priority distribution of profits to recoup the additional funding and royalty payments that serve as the consideration for the Gaming License (as defied below) entered into simultaneously with the Amendment (as further described in Part B of this Item 1.01 below).

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

B.	On January 25, 2021, simultaneously with the execution of the Amendment, the Joint Venture and ACO entered into a license agreement pursuant to which the Joint Venture was granted an exclusive license to use certain licensed intellectual property described in such license agreement for motorsports and/or racing video gaming products related to, themed as, or containing the FIA World Endurance Championship and the 24 Hours of Le Mans (including the Joint Venture’s esports web platform) (the “Gaming License”).

The Gaming License’s term is through January 25, 2031. The term will automatically renew for an additional ten-year term. In exchange for the Gaming License, the Company agreed to fund up to €8,000,000 as needed for development of the video game products, to be contributed on an as-needed basis during the term of the Gaming License. Additionally, the Company is obligated to pay ACO an annual royalty payment beginning from the time of the launch of the first video game product and continuing on each anniversary thereof for the term of the license.

The foregoing description of the Gaming License does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Gaming License, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

C.	On January 25, 2021, the Joint Venture (51% controlled subsidiary of the Company) and ACO entered into a license agreement pursuant to which the JV was granted an exclusive license to use certain licensed intellectual property described in such license agreement for motorsports and/or racing esports events related to, themed as, or containing the FIA World Endurance Championship and the 24 Hours of Le Mans (including the Joint Venture’s esports web platform) (the “Esports License”).

The Esports License’s term is through January 25, 2031. The term of the Esports License will automatically renew for an additional ten-year term. The Esports License was granted to the Joint Venture on a royalty-free basis in consideration of the investments already made into the Joint Venture by the Company and ACO.

The foregoing description of the Esports License does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Esports License, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

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D.	On January 25, 2021, the Joint Venture (51% controlled subsidiary of the Company) and ACO entered into a license agreement pursuant to which the Joint Venture was granted an exclusive license to use certain licensed intellectual property described in such license agreement to run, promote, and exploit the 24 Hours of Le Mans Virtual event (the “24 Hours of Le Mans Virtual License”).

The 24 Hours of Le Mans Virtual License’s term is through January 25, 2031. The term will automatically renew for an additional ten-year term. The 24 Hours of Le Mans Virtual License was granted to the Joint Venture on a royalty-free basis in consideration of the investments already made into the Joint Venture by Motorsport Games and ACO.

The foregoing description of the 24 Hours of Le Mans Virtual License does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 24 Hours of Le Mans Virtual License, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided the third paragraph in Part A of Item 1.01 of this Report is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No.1, dated January 25, 2021, to Joint Venture Agreement, dated March 15, 2019, between Motorsport Games Inc. and Automobile Club de l’Ouest

10.2*	License Agreement, effective as of January 25, 2021, between Automobile Club de l’Ouest and Le Mans Esports Series Ltd

10.3*	License Agreement, effective as of January 25, 2021, between Automobile Club de l’Ouest and Le Mans Esports Series Ltd

10.4*	License Agreement, effective as of January 25, 2021, between Automobile Club de l’Ouest and Le Mans Esports Series Ltd

*	Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) would likely cause competitive harm if publicly disclosed.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, what the ultimate impact of the COVID-19 pandemic will have on the Company and its operations and whether the Company will achieve its goals. Additional examples of such risks and uncertainties include, but are not limited to (i) the Company’s ability (or inability) to maintain existing, and secure additional, licenses and contracts with the sports series; (ii) the Company’s ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on the Company’s business; (vi) the risk that changes in consumer behavior could adversely affect the Company’s business; (vii) the Company’s ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent registration statement on Form S-1 and current reports on Form 8-K filed by the Company with the Securities and Exchange Commission. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: January 27, 2021	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No.1, dated January 25, 2021, to Joint Venture Agreement, dated March 15, 2019, between Motorsport Games Inc. and Automobile Club de l’Ouest

10.2*	License Agreement, effective as of January 25, 2021, between Automobile Club de l’Ouest and Le Mans Esports Series Ltd

10.3*	License Agreement, effective as of January 25, 2021, between Automobile Club de l’Ouest and Le Mans Esports Series Ltd

10.4*	License Agreement, effective as of January 25, 2021, between Automobile Club de l’Ouest and Le Mans Esports Series Ltd

*	Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) would likely cause competitive harm if publicly disclosed.

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